SIX CIRCLES FUNDS

Six Circles Tax Aware Bond Fund

(a series of Six Circles Trust)

Supplement dated October 1, 2023

to the Summary Prospectus dated May 1, 2023, as amended

Effective immediately, the portfolio manager information for Capital International, Inc. (“Capital”) for the Six Circles Tax Aware Bond Fund (the “Fund”) in the “Risk/Return Summary — Management — Sub-Advisers” section of the Prospectus is hereby deleted in its entirety and replaced with the following:

Capital

Portfolio Manager	Managed the Fund Since	Primary Title with Sub- Adviser or its Affiliate
Karl J. Zeile	Inception	Partner
Mark Marinella	Inception	Partner
Courtney Wolf	2022	Partner
Vikas Malhotra	2022	Vice President
Lee Chu	2023	Partner

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE

SUMMARY PROSPECTUS FOR FUTURE REFERENCE

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SUPP-6C-2023-34